UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       July 2, 2014

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-31403	52-2297449

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-01072	53-0127880

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC. AND POTOMAC ELECTRIC POWER COMPANY. INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF. NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 8.01	Other Events.

On July 2, 2014, the Maryland Public Service Commission (the MPSC) issued an order with respect to an application filed by Potomac Electric Power Company (Pepco), a wholly owned subsidiary of Pepco Holdings, Inc. (PHI or Pepco Holdings), to increase Pepco’s electric distribution base rates. The order provides for an annual increase in Pepco’s electric distribution base rates of $8.754 million and is based on a specified return on equity of 9.62%. In its application to the MPSC, Pepco had requested an increase in electric base distribution rates of $37.4 million, with a return on equity of 10.25%.

The ongoing annual pre-tax earnings impact of the rate increase to Pepco is estimated to be $8.2 million. The new rates were effective on July 4, 2014.

Pepco has made the MPSC’s order available on PHI’s Web site. Investors may access a copy of this order (among other documents and information) through the “Regulatory Filings” hyperlink on the Investor Relations page of PHI’s Web site (http://www.pepcoholdings.com).

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K with respect to Pepco Holdings (including its subsidiaries) and Pepco are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding intents, beliefs, estimates and current expectations of Pepco Holdings (including its subsidiaries) or Pepco. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue,” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause Pepco Holdings’ or Pepco’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements.

The forward-looking statements contained herein are qualified in their entirety by reference to the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of Pepco Holdings or Pepco and may cause actual results to differ materially from those contained in forward-looking statements:

•	Changes in governmental policies and regulatory actions affecting the energy industry, or Pepco Holdings or Pepco specifically, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities and the recovery of purchased power expenses;

•	The outcome of pending and future rate cases and other regulatory proceedings, including (i) challenges to the base return on equity and the application of the formula rate process previously established by the Federal Energy Regulatory Commission for transmission services provided by Pepco; and (ii) other possible disallowances of recovery of costs and expenses or delays in the recovery of such costs;

•	The resolution of outstanding tax matters with the Internal Revenue Service, and the funding of any additional taxes, interest or penalties that may be due;

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•	The expenditures necessary to comply with regulatory requirements, including regulatory orders, and to implement reliability enhancement, emergency response and customer service improvement programs;

•	Possible fines, penalties or other sanctions assessed by regulatory authorities against Pepco Holdings (and/or any of its subsidiaries) or Pepco;

•	The impact of adverse publicity and media exposure which could render Pepco Holdings (and/or any of its subsidiaries) or Pepco vulnerable to negative customer perception and could lead to increased regulatory oversight or other sanctions;

•	Weather conditions affecting usage and emergency restoration costs;

•	Population growth rates and changes in demographic patterns;

•	Changes in customer energy demand due to, among other things, conservation measures and the use of renewable energy and other energy-efficient products, as well as the impact of net metering and other issues associated with the deployment of distributed generation and other new technologies;

•	General economic conditions, including the impact on energy use caused by an economic downturn or recession, or by changes in the level of commercial activity in a particular region or service territory, or affecting a particular business or industry located therein;

•	Changes in and compliance with environmental and safety laws and policies;

•	Changes in tax rates or policies;

•	Changes in rates of inflation;

•	Changes in accounting standards or practices;

•	Unanticipated changes in operating expenses and capital expenditures;

•	Rules and regulations imposed by, and decisions of, federal and/or state regulatory commissions, PJM Interconnection, LLC, the North American Electric Reliability Corporation and other applicable electric reliability organizations;

•	Legal and administrative proceedings (whether civil or criminal) and settlements that affect Pepco Holdings (and/or its subsidiaries) or Pepco’s business and profitability;

•	Pace of entry into new markets;

•	Interest rate fluctuations and the impact of credit and capital market conditions on the ability to obtain funding on favorable terms; and

•	Effects of geopolitical and other events, including the threat of terrorism or cyber attacks.

These forward-looking statements are also qualified by, and should be read together with, the risk factors and other statements in Pepco Holdings’ and Pepco’s Annual Report on Form 10-K for the year-ended December 31, 2013, and in Pepco Holdings’ and Pepco’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, each as filed with the Securities and Exchange Commission (SEC), and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in this Current Report on Form 8-K.

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Any forward-looking statements speak only as to the date this Current Report on Form 8-K was filed with the SEC, and neither Pepco Holdings nor Pepco undertakes any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for Pepco Holdings or Pepco to predict all such factors. Furthermore, it may not be possible for Pepco Holdings (and/or its subsidiaries) or Pepco to assess the impact of any such factor on its business (viewed independently or together) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	July 9, 2014	/s/ DAVID M. VELAZQUEZ
Name: David M. Velazquez Title: Executive Vice President

POTOMAC ELECTRIC POWER COMPANY
(Registrant)

Date:	July 9, 2014	/s/ DAVID M. VELAZQUEZ
Name: David M. Velazquez Title: President and Chief Executive Officer

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